UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2020

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

Update Related to the Novel Coronavirus (COVID-19) Pandemic

The outbreak of the novel coronavirus (COVID-19) has affected more than 100 countries and has significantly disrupted the day-to-day activities of individuals and businesses. The extent to which the business and financial results of Hines Global REIT, Inc. (the “Company”) may be affected by COVID-19 will largely depend on future developments with respect to the continued spread and treatment of the virus, which the Company cannot accurately predict.

Hines Interests Limited Partnership (“Hines”), the sponsor of the Company, is a fully integrated global real estate investment and management firm that has acquired, developed, owned, operated and sold real estate for over 60 years, and has weathered many market swings. Hines has been managing the effects of the COVID-19 pandemic on the Company’s offices and investments for over two months, starting in China, then in Europe, and now in North America.

As always, the safety of the Company’s and Hines’ tenants, employees, contractors, and vendors is a top priority. Hines’ vertically integrated organization has enabled its local teams across the globe to efficiently and effectively enact a Pandemic Response Plan (the “Plan”) in order to implement policies for the safety of the Company’s tenants and effective management of the Company’s properties. The Plan includes increasing the cleaning and disinfecting of high-traffic touch points, assisting tenants with deep cleaning services, implementing any government or regulatory instruction, promoting public safety measures and providing real time updates to inform tenants of changing risk levels.

Additionally, Hines is continuing to leverage its local teams’ expert knowledge of the Company’s assets, the market and current environment to evaluate certain asset specific risks. The Company believes this in-market resource should allow it to proactively address current risks and react nimbly as the situation evolves.

Investor-Focused While Executing Plan of Liquidation

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 17, 2018, the Company’s stockholders approved the sale of all or substantially all of the Company’s properties and assets and for the Company to liquidate and dissolve pursuant to a Plan of Liquidation and Dissolution (the “Plan of Liquidation”). The principal purpose of the Plan of Liquidation is to provide liquidity to the Company’s stockholders by selling the Company’s assets, paying its debts and distributing the net proceeds from liquidation to the Company’s stockholders. Hines’ experienced management team has provided guidance to the Company that has informed its decisions with respect to the remaining assets in the Company’s portfolio as the Company executes the Plan of Liquidation.

The Company has been working diligently to successfully execute the Plan of Liquidation and make final liquidating distributions to its stockholders. The Company’s original goal was to complete the liquidation and make final distributions to its stockholders by July 17, 2020 (24 months after stockholder approval of the Plan of Liquidation). While the Company has been actively marketing the remaining assets for disposition, the rapidly evolving nature of the COVID-19 pandemic and its impact to the global economic environment has had, and is expected to continue to have, an adverse impact on overall market conditions and the Company’s disposition process. COVID-19 has particularly adversely impacted many of our retail tenants, as government instructions regarding social distancing and mandated closures have reduced and, in some cases, eliminated customer foot traffic. At this time, the Company cannot predict the ultimate impact to its disposition process or timing, but the Company believes it is proactively positioning its portfolio to best adapt to the evolving circumstances.

There can be no assurances regarding the timing or amounts of any additional liquidating distributions or that the Company will make the final distribution on or before July 17, 2020. In addition, even if the Company sells all of its assets by July 17, 2020, it may determine not to distribute all distributable cash by that date and may establish a reserve to provide for any remaining obligations and to cover its expenses as it completes its wind down and dissolution.

Net Asset Value Determinations

COVID-19 has already disrupted global travel and supply chains, adversely impacted global commercial activity, and its long-term economic impact remains uncertain. Due to this increased uncertainty and the resulting impact to the commercial real estate markets, the Company’s board of directors has determined that, at this time, it is not prudent to attempt to determine a new net asset value (“NAV”) per share of the Company’s common stock.

While the uncertainty and economic disruption caused by COVID-19 is unsettling, the Company believes it is well-situated to weather this challenge. The Company remains focused on managing its remaining assets and will continue to evaluate its marketing efforts with the goal of responsibly completing the liquidation of its portfolio at an appropriate time with the objective of enhancing value for and providing liquidity to its stockholders. The Company will continue to monitor and evaluate the situation and will update stockholders regarding any material developments in its filings with the SEC.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs or expectations relating to Hines’ response to COVID-19 and the ability of the Company to weather the related economic challenges and complete its liquidation in a timely manner, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, the ability of the Company to effectively market and sell its remaining assets at desirable prices and in the timeframe originally anticipated by the Company when the Plan of Liquidation was adopted by shareholders in July 2018, future economic, competitive and market conditions and future business decisions that may prove to be incorrect or inaccurate. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes these statements are based on reasonable assumptions, actual outcomes may differ materially from what is expressed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risks associated with potential buyers of the Company’s properties determining to postpone or abandon the acquisition, the tenants at the Company’s properties continuing to be able to pay rent in a timely manner, changes in the severity of the public health and the economic impact of COVID-19, and other risks described in the "Risk Factors" section of the Company's Annual Report on Form 10-K, as updated by its other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements and the Company undertakes no duty to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

March 20, 2020	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer